Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. For the three months ended March 31, 2021 and 2020, no income tax expense or benefit was recognized, primarily due to a full valuation allowance recorded against its deferred tax asset.
The Company assesses all material positions taken in any income tax return, including all significant uncertain positions, in all tax years that are still subject to assessment or challenge by the relevant taxing authorities. Assessing an uncertain tax position begins with the initial determination of the position’s sustainability and is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. At each balance sheet date, unresolved uncertain tax positions must be reassessed, and the Company determines whether (i) the factors underlying the sustainability assertion have changed and (ii) the amount of the recognized benefit is still appropriate. The recognition and measurement of tax benefits requires significant judgment. Judgments concerning the recognition and measurement of a tax benefit might change as new information becomes available.
Income Taxes The Company is liable for income taxes in the United States. For the year ended December 31, 2020 and 2019, the Company did not have any income for income tax purposes and therefore, no tax liability or expense has been recorded in these financial statements. The difference between the tax at the statutory federal tax rate and no tax provision recorded by the Company is primarily due to the Company’s full valuation allowance against its deferred tax assets.
A reconciliation between the expected income tax provision at the federal statutory rate and the reported income tax provision is approximately as follows:

(in thousands)	Year Ended December 31, 2020	Year Ended December 31, 2019
Federal income tax at statutory rate	$(3,280)	$(2,020)
State income tax, net of federal benefit	(960)	(671)
Permanent differences	226	122
Tax credits generated in current year	(628)	(432)
Valuation allowance change	4,506	3,001
Other	$136	$—
Total	$—	$—
As of December 31, 2020, the Company had federal net operating loss carryforwards of $0.5 million that begin to expire in 2037 and federal net operating loss carryforwards of $13.1 million that arose after the 2017 tax year that will carryforward indefinitely. The Company has state net operating loss carryforwards of $7.7 million that will begin to expire in 2037.
As of December 31, 2020, the Company had research and development tax credit carryover of $0.8 million and $0.9 million for federal and state tax purposes, respectively. If not utilized, the federal carryforward will expire in various amounts beginning in 2039. The California credits can be carried forward indefinitely.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of revenue since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, the Company has provided a full valuation allowance against the net deferred tax assets. The valuation allowance increased by $4.5 million during the year ended December 31, 2020. Management reevaluates the positive and negative evidence at each reporting period.
Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets are as follows:

(in thousands)	December 31, 2020	December 31, 2019
Deferred tax assets
Depreciation and amortization	$4,414	$2,030
Loss carryforwards	3,348	1,887
Lease liabilities	1,296	—
Tax credit carryforwards	1,183	556
Equity-based compensation	64	12
Total deferred tax assets	10,305	4,485
Valuation allowance for deferred tax assets	(8,991)	(4,485)
Total deferred tax assets, net of valuation allowance	$1,314	$—

Deferred tax liability
Right-of-use assets	(1,314)	—
Net deferred tax assets (liability)	$—	$—
The Company began to file income tax returns in the United States in 2017. All tax years are open to examination.
As of December 31, 2020, the Company had an unrecognized tax benefit balance of $0.4 million related to research and development credits and California net operating loss carryforward. No amount of unrecognized tax benefits as of December 31, 2020, if recognized, would reduce the Company’s effective tax rate because the benefits would be in the form of tax credit carryforwards, which would attract a full valuation allowance. There are no provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date. Because the statute of limitations does not expire until after the net operating loss and credit carryforwards and actually used, the statutes are still open on calendars years ending 2017 forward for federal and state purposes.
A reconciliation of the beginning and ending amount of the liability for uncertain tax positions, excluding potential interest and penalties, is as follows:

(in thousands)	December 31, 2020
Balance as of December 31, 2019	$—
Increase based on current year tax positions	204
Increase for prior year tax positions	187
Balance as of December 31, 2020	$391
Net operating loss and tax credit carry-forwards are subject to review and possible adjustment by the Internal Revenue Service (the “IRS”) and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50% as defined under Sections 382 and 383 in the Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the Company’s value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not, as yet, conducted a study to determine if any such changes have occurred that could limit its ability to use the net operating loss and tax credit carryforwards.